UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2023, AppHarvest Morehead Farm, LLC, a Delaware limited liability company (the “Borrower Subsidiary”) and wholly-owned indirect subsidiary of AppHarvest, Inc. (the “Company”), entered into a Second Addendum (the “Second Addendum”) to the Master Credit Agreement dated June 15, 2021, as amended by the first addendum thereto as amended and restated on December 27, 2022, (the “Amended Credit Agreement”) with Rabo AgriFinance LLC, a Delaware limited liability company (the “Lender”). The Second Addendum requires that the Borrower Subsidiary grant to the Lender a first priority security interest in the Borrower Subsidiary’s reserve deposit account with JPMorgan Chase Bank, N.A. (the “Deposit Account”). In connection with the Second Addendum, the Lender waived one technical event of default existing with the Amended Credit Agreement related to the Company’s failure to report the Company’s separation from certain of its former executive officers to the Lender within the timeframe required by the Amended Credit Agreement.

In connection with the Borrower Subsidiary’s entry into the Second Addendum, on February 2, 2023, the Borrower Subsidiary entered into a master security agreement (the “Master Security Agreement”) with the Lender, pursuant to which the Borrower Subsidiary granted to the Lender a first priority security interest in the Deposit Account.

The foregoing descriptions of the Second Addendum and the Master Security Agreement are qualified in their entirety by reference to the full text of the Second Addendum and the Master Security Agreement, copies of which are filed as Exhibit 10.1 ad 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1^	Second Addendum to Credit Agreement between AppHarvest Morehead Farm, LLC, and Rabo AgriFinance, LLC dated February 2, 2023.
10.2^	Master Security Agreement between AppHarvest Morehead Farm, LLC, and Rabo AgriFinance, LLC dated February 2, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
^ Certain portions of this exhibit (indicated by asterisks) have been omitted because they are not material and are the type that AppHarvest, Inc. treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: February 3, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)